SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under ss. 240.14a-12

                             MediQuik Services, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:


      __________________________________________________________________________

(2)   Aggregate number of securities to which transaction applies:


      __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      __________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:


      __________________________________________________________________________

(5)   Total fee paid:


      __________________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:


      __________________________________________________________________________

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      __________________________________________________________________________

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(4)   Date Filed:


      __________________________________________________________________________

                             MediQuik Services, Inc.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2002

                                 ---------------

To Our Stockholders:

      You are invited to attend our annual meeting of stockholders to be held at our offices located at 4299 San Felipe, Suite 300, Houston, Texas, 77027, on May 29, 2002, at 8:00 a.m., Central Daylight Time. The purpose of the meeting is to vote on the following proposals:

      Proposal 1. To elect two directors to serve for a three-year term and until their successors are elected and qualified.

      Proposal 2. To approve the change of our name to SureCare, Inc.

      Proposal 3. To approve an amendment to our Incentive Stock Plan to increase the total number of shares subject to the plan to 7,500,000 and permit the grant of options, stock appreciation rights and restricted stock to consultants and contractors of the Company.

      Proposal 4. To ratify the selection of Malone & Bailey, PLLC as independent auditors for the fiscal year ending December 31, 2002.

      Proposal 5. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

      The record date for the annual meeting is April 22, 2002. Only stockholders of record as of April 22, 2002 are entitled to notice of and to vote at the annual meeting.

      Your vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Robert Teague, M.D.
                                          Chairman/Chief Executive Officer
April 29, 2002
Houston, Texas

                                 PROXY STATEMENT

                                ----------------

                         Annual Meeting of Stockholders
                                  May 29, 2002

MediQuik Services, Inc.
4299 San Felipe
Suite 300
Houston, Texas 77027

      The board of directors is soliciting proxies to be used at the 2002 annual meeting of stockholders to be held at our offices located at 4299 San Felipe, Suite 300, Houston, Texas, 77027, on May 29, 2002, at 10:00 a.m., Central Daylight Time. This proxy statement, accompanying proxy, and annual report to stockholders for the fiscal year ended December 31, 2001, are first being mailed to stockholders on or about April 29, 2002. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement except to the extent that any part thereof is incorporated by reference in this proxy statement.

Who Can Vote

      Only stockholders of record as of the close of business on April 22, 2002, are entitled to notice of and to vote at the annual meeting. As of April 22, 2002, we had outstanding 11,081,528 shares of common stock. Each stockholder of record on the record date is entitled to one vote for each share of common stock held.

      In accordance with our amended and restated bylaws, a list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

How You Can Vote

      Shares of common stock cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All stockholders are urged to complete, sign, date and promptly return the proxy after reviewing the information contained in this proxy statement. Valid proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement, FOR the change of the Company's name to SureCare, Inc., FOR the increase in the number of shares subject to our Incentive Stock Plan, and FOR the ratification of the selection of Malone & Bailey, PLLC as independent auditors for the fiscal year ending December 31, 2002. The persons authorized under the proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment. We do not anticipate that any other matters will be raised at the annual meeting.

Revocation of Proxies

      You may revoke your proxy at any time prior to the start of the annual meeting in three ways:

      (1) by delivering a written notice of revocation to our corporate Secretary, 4299 San Felipe, Suite 300, Houston, Texas 77027;

      (2)   by submitting a duly executed proxy bearing a later date; or

      (3) by attending the annual meeting and expressing the desire to vote your shares in person.

      Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote in person at the annual meeting.

Required Vote

      The presence, in person or represented by proxy, of the holders of 25% of the common shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      The affirmative vote of a plurality of the common shares present in person or represented by proxy at the annual meeting is required to elect directors, with the two nominees that receive the greatest number of votes being elected. All of the nominees for director served as our directors during all or part of 2001. Abstentions and broker non-votes have no effect with respect to the election of directors.

      The affirmative vote of a majority of the common shares entitled to vote at the annual meeting is required to amend our Certificate of Incorporation to change our name. Abstentions and broker non-votes are not counted for purposes of amending our Certificate of Incorporation but have the effect of a vote against the amendment since they are counted in the computation of the number of common shares entitled to vote at the meeting.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the meeting is required to amend our Incentive Stock Option Plan. Abstentions have the effect of a vote against the amendment since they are counted for the purposes of the number of sharers voting on the amendment. Broker non-votes have no effect with respect to amending our Incentive Stock Plan.

      The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to approve the selection of auditors. Abstentions have the effect of a vote against the selection of auditors since they are counted for the purposes of the number of sharers voting on the selection of auditors. Broker non-votes have no effect with respect to the selection of auditors.

Proxy Expenses

      The expense of preparing, printing and mailing proxy materials to our stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees, none of whom will receive additional compensation therefor.

      In accordance with SEC regulations, we will reimburse brokerage houses, nominees and other similar record holders for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 1, 2001, by (1) each person (group) to the knowledge of the Company that may be deemed to be beneficial owners of more than 5% of our outstanding common stock, (2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Except as otherwise noted, the address for each owner is in care of MediQuik Services, Inc., 4299 San Felipe, Suite 300, Houston, Texas 77027. Certain of the shares listed below may be deemed to be owned beneficially by more than one stockholder under SEC rules.

                                                            Shares      Percent
                                                         Beneficially     of
                                                             Owned       Class
                                                         ------------   -------

Directors and Executive Officers
--------------------------------

Robert Teague                                             615,105(1)      2.60%
Grant M. Gables                                           786,478(2)      3.33%
Howard B. Butler, Jr.                                     632,336(3)      2.68%
Derek C. Ence                                             175,000(4)         *
Lawrence J. Wedekind                                      342,500(5)      1.37%
John V. Galazin                                           225,000(6)         *
Gene A. Kusmierz                                          175,000(7)         *

Directors and Executive Officers as a Group
(7 persons)                                             2,950,919(8)     12.55%

5% Beneficial Owners
--------------------

MiraQuest Ventures, LLC
3749 Cloverdale Road
Boise, ID 83713                                        13,499,998(9)     57.11%

*     Less than 1%

(1) Includes 607,605 shares issuable upon the exercise of presently exercisable stock options.

(2) Includes 57 shares owned by Mr. Gables' spouse, and 261,265 shares issuable upon the exercise of presently exercisable stock options.

(3) Includes 286,000 shares issuable upon the exercise of presently exercisable stock options and warrants.

(4) Includes 175,000 shares issuable upon the exercise of presently exercisable warrants and options.

(5) Includes 279,000 shares issuable upon the exercise of presently exercisable stock options.

(6) Includes 225,000 shares issuable upon the exercise of presently exercisable stock options and warrants.

(7) Includes 175,000 shares issuable upon the exercise of presently exercisable stock options and warrants.

(8) Includes 2,008,870 shares issuable upon the exercise of presently exercisable stock options and warrants.

(9) Includes 8,928,570 shares issuable upon the exercise of presently exercisable warrants. MiraQuest has committed to allow the repurchase for a nominal amount first of warrants and then stock to reduce its ownership percentage to 30% prior to MediQuik obtaining an additional $3,000,000 of capital, pro-rata in steps of $500,000.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Our amended bylaws provide that the board of directors will consist seven directors, divided into two classes of two directors and one class of three directors. Each class is elected for a term of three years and the classes are staggered so that only one class is elected at each annual meeting. Each nominee has consented to being named in this proxy statement and to serve if elected.

      We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

      Each stockholder of record is entitled to cast one vote for each share of common stock held on April 22, 2002. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only. The two nominees that receive the greatest number of votes will be elected as the directors of the Company.

      During fiscal year 2001, the board of directors held 13 regular or special meetings. Mr. Wedekind attended less than 75% of the meetings held by the board of directors and the committees on which he served after becoming a director.

Nominees

      The persons nominated to be directors are listed below. All of the nominees listed below are currently directors.

GENE A. KUSMIERZ                        Mr. Kusmierz, 48, has served as a
Director                                director since August 2000. From October
                                        1999 to February 2001, Mr. Kusmierz
                                        served as vice president of corporate
                                        development for Everfill.com, a
                                        privately held company engaged in the
                                        internet fulfillment of pharmaceutical
                                        and diagnostic products. Previous to
                                        that position, he formed Gentris Capital in1993 to manage assets for individuals and since 1996 has focused its efforts on consulting for early stage companies seeking capital.

JOHN GALAZIN                            Mr. Galazin, 58, has been a member of
Director                                our board of directors since October
                                        2000. He received his undergraduate
                                        degree from Michigan State University in 1965 and his Masters of Business
                                        Administration from the same institution in 1967. From 1995 until 2000, Mr.
                                        Galazin was President and Chief
                                        Executive Officer of Beauty for All
                                        Seasons, Inc., an Idaho-based company.
                                        He also served as Vice President of
                                        International Sales and Marketing for
                                        Jeunique International, Inc.

      The following persons were previously elected as directors of the Company and will continue to serve in such capacity after the meeting.

ROBERT TEAGUE, M.D.                     Dr. Teague, 52, began serving in these
Chief Executive Officer and             two positions in August 2000. From 1980
Chairman of the Board of                to 2000, Dr. Teague was engaged in the
Directors                               private practice of medicine
                                        specializing in Internal and Pulmonary
                                        medicine. From 1980 to the present he
                                        has been affiliated with Baylor College
                                        of Medicine currently as an Associate
                                        Professor of Medicine, and supports a
                                        research group in Internal medicine. He
                                        received his undergraduate degree from
                                        West Virginia University and his medical degree from the University of Cincinnati in 1975. Dr. Teague serves on the Board of MiraQuest Ventures, LLC.

GRANT M. GABLES                         Mr. Gables, 37, has been one of our
President, Chief Operating Officer      officers and directors since April 7,
and Director                            1998. Mr. Gables has served as executive
                                        management with three health care
                                        billing and technology companies since
                                        January 1995. From March 1997 to June
                                        1998 he was vice president of marketing
                                        for MediNet EDI Solutions with
                                        responsibility for strategic planning
                                        and development of technology for health care organizations. From September 1995 until February 1997 he was executive vice president of Reimbursement
                                        Assurance Corporation with executive
                                        responsibility for operations and sales
                                        with emphasis on information delivery
                                        technology for health care groups. From
                                        January 1995 until August 1995 Mr.
                                        Gables was with Rapid Reimbursement,
                                        Inc. as chief operating officer with
                                        responsibility for installation of
                                        medical billing capability and
                                        management of claims processing and
                                        medical billing.

HOWARD B. BUTLER, JR.                   Mr. Butler, 54, has been an officer and
Secretary, Treasurer, Corporate         director since April 7, 1998. He has
Counsel and Director                    been a practicing attorney in Houston
                                        since 1972 and a sole practitioner since
                                        1986. He is a 1969 graduate of Lamar
                                        University, Beaumont, Texas and a 1972
                                        graduate of the University of Houston
                                        College of Law.

LAWRENCE J. WEDEKIND                    Mr. Wedekind, 47, served as our chief
Director                                executive officer from September 7,
                                        1999, until his resignation from that
                                        position in March 2000. He also serves
                                        as president and chief executive officer of IntegraNet Gulf Coast, Inc., an independent practice association, and
                                        Greater Gulf Health Plan, Inc., a
                                        non-profit occupational medicine
                                        network. Since 1997, he has served as
                                        president and chief executive officer of Greater Gulf Medical Alliance, Inc., a comprehensive healthcare management service organization. From 1995 to 1996
                                        Mr. Wedekind served as administrator of
                                        Yale Hospital, a 99-bed hospital located in Houston.

DEREK C. ENCE                           Mr. Ence, 38, has been a director since
Director                                August 2000. Mr. Ence was engaged in the
                                        private practice of law from 1990 to
                                        1997. Since 1997, he has served as
                                        general counsel and vice president of
                                        Ball Enterprises, Inc., a private
                                        holding company. He received his
                                        undergraduate degree in international
                                        relations from Brigham Young University
                                        in 1986 and his law degree from the same university in 1990.

      The board of directors unanimously recommends that stockholders vote FOR the election of directors as set forth in proposal one.

Committees of the Board of Directors

      The board of directors does not have a standing Audit Committee, Nominating Committee, or Compensation Committee. Such functions are performed by the full board of directors.

Director Compensation

      Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses in attending meetings of the Board of Directors. During the fiscal year ended December 31, 2001, each member of the Board of Directors was granted a five-year option to purchase 50,000 shares of our common stock for $0.25 per share. Such options were immediately vested and exercisable. In addition, each member of the Board of Directors that is not an employee or officer was granted a 10-year option to purchase 100,000 shares of our common stock for $0.25 per share. Of these options, 25,000 shares vested immediately and were immediately exercisable and 75,000 were subject to certain performance criteria that have not been met.

Compensation of Executive Officers

      The following table summarizes the compensation we paid to the chief executive officer and the most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year.

                           Summary Compensation Table

                                      Annual Compensation          Long-Term Compensation
                                      -------------------          ----------------------

                                                                  Restricted     Securities
Name and                         Fiscal                             Stock        Underlying
Principal Position                Year       Salary       Other     Awards        Options
------------------                ----       ------       -----     ------        -------
Robert Teague                     2001      $ 76,350       -0-        -0-          444,360
Chairman of the Board             2000       125,400       -0-        -0-          339,000
& CEO                             1999            -0-      -0-        -0-           60,000

Grant M. Gables (1)               2001      $ 81,668       -0-        -0-          190,020
President &                       2000       101,835       -0-        -0-          175,000
Chief Operating Officer           1999        86,000       -0-        -0-               -0-

      (1) Mr. Gables' salary for 1999 does not include $22,000 deferred at his election. Mr. Gables' salary for 2000 includes $11,800 in partial payment of deferred salary.

Option Grants

      The following table sets forth certain information relating to stock options and stock appreciation rights granted to our principal officers during the last fiscal year.

                       Number of
                       Securities       Percent of Total
                       Underlying     Options/SARs Granted      Exercise or
                      Options/SARs       to Employees in         Base Price      Expiration
      Name              Granted              FY2001                ($/Sh)           Date
      ----              -------              ------                ------           ----
Robert Teague           162,510                                    $0.25           6-1-2011
                        119,340                                    $0.25          6-19-2011
                        162,510                                    $0.25          10-1-2011
                        -------
                        444,360               13.7%

Grant M. Gables          95,010                                    $0.25           4-1-2011
                         95,010                                    $0.25          10-1-2011
                         ------
                        190,020               5.9%

      The following table sets forth certain information relating to stock options and stock appreciation rights exercised by our principal executive officers during the last fiscal year.


                       Shares                            Number of                  Value of Unexercised
                      Acquired                           unexercised                    in-the-money
                         on         Value             options/SARs at                 options/SARs at
      Name            Exercise     Realized               12/31/01                        12/31/01
      ----            --------     --------               --------                        --------
                                                 exercisable/unexercisable       exercisable/unexercisable
Robert Teague            -0-          -0-             607,605 / 285,755                     N/A
Grant M. Gables          -0-          -0-             261,265 / 153,755                     N/A

Certain Transactions

      On June 30, 2000, we entered into a stock purchase agreement with MiraQuest Capital Holdings, Inc./MiraQuest Ventures, LLC ("MiraQuest"), in which Messers. Galazin and Ence are directors. The transaction provided us with $2,000,000 in funding and an equity interest in MiraQuest in exchange for which we issued 7,048,996 shares of our common stock, warrants to purchase 650,000 shares of our common stock at $.60 per share, and 513,266 shares of our Series A Convertible Preferred Stock, convertible into and voting as 10,266,320 shares of common stock. Effective as of July 27, 2001, we agreed with MiraQuest to restructure this transaction. As a result of that agreement we no longer own any equity interest in MiraQuest and MiraQuest and its affiliates own 4,571,428 shares of our common stock and warrants to purchase 8,928,570 shares of our common stock at $.28 per share, subject to an agreement to resell for a nominal sum sufficient warrants and shares of common stock to reduce their ownership interest to 30% if we are able to arrange additional investment in MediQuik.

      We have entered an employment agreement dated as of August 1, 2000, with Grant Gables and a consulting agreement dated August 23, 2000, with Robert Teague. Mr. Gables' employment agreement provides that we will employ him for two years from the date of the agreement. Dr. Teague's consulting agreement does not contain a specific term. During the term of each of these agreements, they
(1) may be terminated by us with or without cause, (2) may be terminated by mutual agreement of the parties, or (3) may be terminated by the executive for any reason, or if he becomes disabled. If, during the term of the agreement, an executive is terminated by us without cause, then we will pay a severance benefit equivalent to the executive's compensation for six months, including benefits, but not including equity compensation. In April 2001, Dr. Teague and Mr. Gables agreed to reduce their compensation for an indeterminate period in order to help MediQuik achieve its operational goals.

      In exchange for each executive's service under his agreement, the executive will:

o receive annual base compensation, which will be paid biweekly, equal to $9,167 (reduced to $6,000) in the case of Mr. Gables and $10,450 (reduced to $5,000). in the case of Dr. Teague;

o be awarded an annual cash bonus based on corporate performance criteria with a target bonus equal to 20% of annual base salary and stock option awards of 25,000 shares in the case of Mr. Gables and 50,000 shares in the case of Dr. Teague, based on certain corporate performance criteria;

o have 25,000 options in the case of Mr. Gables and 50,000 in the case of Dr. Teague vest at the end of his first year of the agreement and 6,250 options in the case of Mr. Gables and 12,500 options in the case of Dr. Teague vest during each quarter of the second year of his agreement. Dr. Teague also received an option award of 50,000 shares of our common stock as a signing bonus.

      During 2001, we retained Howard Butler, one of our directors, to provide legal services in connection with pending litigation in which we were involved, and to act as our Corporate Secretary and General Counsel. Mr. Butler has not invoiced us for the costs of such representation. In addition, the Board of Directors has agreed to pay Mr. Butler a bonus relating to certain business provided to us through Texas Health Choice. The amount and payment terms of such bonus have not been established.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of any class of equity security to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and any written representations from reporting persons, the Company believes that the directors, executive officers, and greater than ten percent (10%) beneficial owners were current with applicable filings required during the fiscal year ended December 31, 2001.

                                  PROPOSAL TWO
                          CHANGE OF THE COMPANY'S NAME

      The stockholders are asked to approve an amendment to the Company's Certificate of Incorporation to change the Company's name from MediQuik Services, Inc. to SureCare, Inc.

      We have conducted business under the "SureCare" name for a number of years and believe that the change of the Company's name is necessary to prevent confusion and misunderstanding about the source and sponsorship of our products and services. Adoption of Proposal Two requires approval by the holders of a majority of the common shares entitled to vote at the annual meeting.

      The board of directors unanimously recommends that stockholders vote FOR the amendment to the Company's Certificate of Incorporation to change its name to SureCare, Inc.

                                 PROPOSAL THREE
                        AMENDMENT TO INCENTIVE STOCK PLAN

      We maintain a Stock Incentive Plan (the "Stock Incentive Plan") under which we may grant options, stock appreciation rights, and restricted stock covering an aggregate of up to 3,000,000 shares of common stock to officers, directors and key employees. The recipients, number, type, price, duration and other terms of options, stock appreciation rights or grants under the Stock Incentive Plan are determined by the Board of Directors. As of the date of these Proxy Materials, the following benefits were outstanding under the Employees' Plan and other stock option plans or grants:

                                              Options/Exercise
         Name or Group                              Price                Restricted Stock
         -------------                              -----                ----------------
Robert Teague                                 893,360 / $0.25-1.75            -0-
Grant M. Gables                               415,020 / $0.25-1.75          400,000

All Executive Officers as a Group           1,308,380 / $0.25-1.75          400,000

Non-executive Directors as a Group          1,157,000 / $0.25-1.75          250,000

Non-executive Employees as a Group          1,523,276 / $0.25-1.75            -0-

      The stockholders are asked to approve the amendment to the Incentive Stock Plan to (a) increase the total stock options, stock appreciation rights and restricted stock grants available to be issued from the plan to 7,500,000, and
(b) authorize the grant of stock options, stock appreciation rights and restricted stock under the plan to consultants and contractors of the company.

      Adoption of Proposal Three requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

      The board of directors unanimously recommends that stockholders vote FOR the amendment to the Incentive Stock Plan.

                                  PROPOSAL FOUR
                    RATIFICATION OF SELECTION OF ACCOUNTANTS

      The stockholders are asked to ratify the appointment by the board of directors of Malone & Bailey, PLLC as independent auditors for the fiscal year ending December 31, 2002. The selection was based upon the recommendation of our board of directors.

      Fees and Independence

      During fiscal 2001, the Company paid the following fees to Malone & Bailey, PLLC:

            Audit Fees:                                      $5,400

            Financial Information Systems Design and
            Implementation Fees:                             $    0

            All Other Fees:                                  $  810

      The Audit Committee of the Board of Directors has determined that the provision of services relating to financial information systems design and implementation and other non-audit services is compatible with maintaining the independence of Malone & Bailey, PLLC.

      Representatives of Malone & Bailey, PLLC will be available at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

      Adoption of Proposal Four requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

      The board of directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Malone & Bailey, PLLC as independent auditors for the year ended December 31, 2002.

                              STOCKHOLDER PROPOSALS

      To be included in the proxy statement, any proposals of holders of our common stock intended to be presented at the next annual meeting of stockholders must be received by us, addressed to our Secretary, 4299 San Felipe, Suite 300, Houston, Texas, 77027, no later than December 30, 2002, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

      Any holder of our common stock desiring to bring business before the next annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us, addressed to our Secretary, 4299 San Felipe, Suite 300, Houston, Texas 77027, no more than 60 nor less than 30 days prior to the date of the meeting; provided that if less than 40 days' notice of such meeting is provided by us, the notice of such new matter must be mailed by the close of business on the tenth day following the notice of the meeting.

                                 OTHER BUSINESS

      We know of no other business that will be presented at the annual meeting. If other matters requiring a vote of the stockholders properly come before the annual meeting, the persons authorized under the proxies will vote and act according to their best judgment.

                                  ANNUAL REPORT

      We have provided without charge a copy of our annual report on Form 10-KSB as filed with the SEC (excluding exhibits) to stockholders for fiscal year 2001 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide the exhibits to the Form 10-KSB, for which a reasonable charge shall be imposed. All such requests should be directed to: Corporate Secretary, MediQuik Services, Inc., 4299 San Felipe, Suite 300, Houston, Texas, 77027.

                             MediQuik Services, Inc.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            THE 2002 ANNUAL MEETING OF STOCKHOLDERS ON MAY 29, 2002

      The undersigned stockholder of MediQuik Services, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Official Notice of Annual Meeting of Stockholders, dated April 29, 2002, and hereby appoints Robert Teague and Howard Butler, and each of them, as his, her or its proxies and attorneys-in-fact, with full power of substitution for each, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 29, 2002, at 10:00 a.m., Central Standard Time, at the offices of the Company, 4299 San Felipe, Suite 300, Houston, Texas, 77027, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      1. Proposal to elect Gene A. Kusmierz and John V. Galazin as directors for a term of three years and until their respective successors are duly elected and qualified.

      If there is any individual director with respect to whom you desire to withhold your consent, you may do so by lining through or otherwise striking out the name.

         |_| FOR                 |_| AGAINST            |_| ABSTAIN

      2. Proposal to amend the Certificate of Incorporation to change the name to SureCare, Inc.

         |_| FOR                 |_| AGAINST            |_| ABSTAIN

      3. Proposal to amend the Incentive Stock Plan to increase the number of shares available for grant to 7,500,000 and to permit grants to be made to contractors and consultants of the Company.

         |_| FOR                 |_| AGAINST            |_| ABSTAIN

      4. Proposal to ratify the appointment by the Board of Directors of Malone & Bailey, PLLC as independent auditors of the Company for the fiscal year ending December 31, 2002.

         |_| FOR                 |_| AGAINST            |_| ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF THE DIRECTOR NOMINEES, (2) FOR AMENDMENT TO THE CERTIFICATE OF INCORPORATION, (3) FOR AMENDMENT TO THE INCENTIVE STOCK PLAN, AND
(4) FOR RATIFICATION OF THE APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF MALONE & BAILEY, PLLC AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:  ________________________


________________________________
Signature


________________________________
Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

      PLEASE RETURN THIS PROXY IN THE PRE-ADDRESSED BUSINESS REPLY ENVELOPE